Exhibit 10.4

                          TRADEMARK SECURITY AGREEMENT

         This TRADEMARK SECURITY AGREEMENT (this "TRADEMARK SECURITY AGREEMENT") is made this 7th day of April, 2009, among Ivivi Technologies, Inc. (the "BORROWER"), and Emigrant Capital Corp. (together with its successors and assigns, if any, the "SECURED PARTY").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, pursuant to that certain Loan Agreement, dated as of April 7, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), among the Borrower, as borrower, and the Secured Party, as lender, the Secured Party is willing to make certain financial accommodations available to the Borrower pursuant to the terms and conditions thereof;

         WHEREAS, the Lender is willing to make the financial accommodations to the Borrower as provided for in the Loan Agreement, but only upon the condition, among others, that the Borrower shall have executed and delivered to the Secured Party that certain Security Agreement, dated as of April 7, 2009 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "SECURITY AGREEMENT"); and

         WHEREAS, pursuant to the Security Agreement, the Borrower is required to execute and deliver to the Secured Party this Trademark Security Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby agrees as follows:

         1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Loan Agreement.

         2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. The Borrower hereby grants to the Secured Party a continuing first priority security interest (subject to Permitted Liens) in all of the Borrower's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "TRADEMARK COLLATERAL"):

                  (a) all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on SCHEDULE I hereto;

                  (b) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other General Intangibles with respect to the foregoing;

                  (c) all reissues, continuations or extensions of the foregoing;

                  (d) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

                  (e) all products and proceeds of the foregoing, including any claim by the Borrower against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademark licensed under any Intellectual Property License, (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Intellectual Property License, or
(iii) right to receive license fees, royalties, and other compensation under any Intellectual Property License.

         3. SECURITY FOR OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by the Borrower to the Secured Party whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Borrower.

         4. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to the Secured Party pursuant to the Security Agreement. The Borrower hereby acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         5. AUTHORIZATION TO SUPPLEMENT. If the Borrower shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. The Borrower shall give prompt notice in writing to the Secured Party with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting the Borrower's obligations under this Section, the Borrower hereby authorizes the Secured Party unilaterally to modify this Agreement by amending SCHEDULE I to include any such new trademark rights of the Borrower. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend SCHEDULE I shall in any way affect, invalidate or detract from the Secured Party's continuing security interest in all Trademark Collateral, whether or not listed on SCHEDULE I.

         6. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Trademark Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

         7. CONSTRUCTION. Unless the context of this Trademark Security Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Trademark Security Agreement or any other Loan Document refer to this Trademark Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Trademark Security Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Trademark Security Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms of the Loan Agreement) of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Borrower has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

BORROWER:                               IVIVI TECHNOLOGIES, INC., as Borrower

                                        By: /s/ Alan V. Gallantar
                                        Name: Alan V. Gallantar
                                        Title: CFO

SECURED PARTY:                          EMIGRANT CAPITAL CORP., as Secured Party

                                        By: /s/ Kenneth L. Walters
                                        Name: Kenneth L. Walters
                                        Title: Senior Vice President







                                       3